LEASE



                            455 OFFICE ASSOCIATES LP
                            ------------------------

                                  ("LANDLORD")

                               WHIRLWIND MARKETING

                                   ("TENANT")


                                   TERM SHEET
                                   ----------

1.       Date of Lease:                     October 20, 2000

2.       Landlord:                          455 Office Associates LP

3.       Building:                          455 Pennsylvania Avenue

4.       Tenant:                            Whirlwind Marketing        , a

5.       Premises:                          5535 Rentable Square Feet/Suite 200

6.       Scheduled Commencement Date:       November 1, 2000

7.       Term of Lease:                     60 months (5 Years)

8.       Base Rent:                         Time Period                                 Net Monthly Rent
                                            -----------                                 ----------------
                                            November 1, 2000-October 31, 2001           $8763.75     +
                                            November 1, 2001-October 31, 2002           $9225.00     +
                                            November 1, 2002-October 31, 2003           $9686.25     +
                                            November 1, 2003-October 31, 2004           $9976.84     +
                                            November 1, 2004-October 31, 2005           $1.0272.04   +



                                                        (All above Rental Rates are net of Electric & Camm charges)

(B) Full Service Rate:     Year 1=$19.00 per sq. ft/Year 2=$20.00 per sq. ft/Year 3=$21.00 .per square foot
                           Year 4=$21.63 per sq. ft/Year 5=$22.27 per sq. ft)

9.       Security Deposit:                  ($8763.75)  Eight  thousand  seven  hundred  sixty  three  Dollars  and seventy-five cents in cash.

10.      Tenant's Tax Share:                14.6%  (Rentable  area of the Premises  over the  rentable  area of the
                                            Building).

11.      Operation and Maintenance Share:   14.6%  (Rentable  area of the Premises  over the  rentable  area of the
                                            Building).

12.      Base Year:                         2000.  Tenant will be  responsible  for increase in operating  expenses over base year at a maximum increase of 3% per year.

13.      Permitted Use:                     General office use

14.      Notice Address for Tenant:         455 Pennsylvania Avenue
                                            Suite 200
                                            Fort Washington, PA

This Term Sheet is an integral part of and is incorporated in the Lease Agreement attached.

                                 LEASE AGREEMENT

          THIS LEASE, is made as of this (twentieth) 20th of October 2000, by and between Landlord, acting by and through its agent, Heritage Property Management, hereinafter called "Agent," and Tenant identified in the Term Sheet.

          NOW, THEREFORE, intending to be legally bound hereby, Landlord and Tenant agree as follows:

1.        PREMISES

          Landlord, for and in consideration of rent to be paid, and the covenant and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease, demise and let unto Tenant that space situate 455 Pennsylvania Avenue, Ft. Washington PA, designated Suite Number 200, consisting of approximately 5535 square feet of rented area, as outlined on a diagram attached hereto and marked Exhibit "A," which shall be completed in accordance with Section 4 hereof (hereinafter called the "Premises"), having a street address of 455 Pennsylvania Avenue together with the right, in common, with the other occupants of the Building, to use the driveway, sidewalks and loading and parking areas, lobbies, hallways and other common area facilities.

2.        COMMENCEMENT DATE AND TERM

          The term of this Lease and Tenant's obligation to pay rent hereunder shall begin on the Scheduled Commencement Date as provided in the Term Sheet, or such earlier date upon which the Improvement Work in the Premises as provided in
Section  4 has been  substantially  completed  (the  "Commencement  Date").  The
Premises shall be deemed ready for occupancy when Landlord has substantially completed the work described in Exhibit "B" attached hereto. The term "substantial completion" as used in this Lease shall be construed to mean such completion as shall enable Tenant to reasonably use and occupy the Premises for the conduct of its ordinary business, even though minor details, decorations and mechanical adjustments remain to be completed by Landlord. Landlord will inform tenant in advance of the date when Landlord expects the Premises to be ready for occupancy by Tenant. This Lease shall terminate without notice from either party at 12:00 a.m. local time on the last day of the Term (the "Expiration Date"), unless sooner terminated or extended (renewed) in accordance with the provisions of this Lease. Upon request of Landlord, Tenant shall execute a memorandum setting forth the Commencement Date and the Expiration Date, substantially in the form as set forth in Exhibit "C." "Lease Year" shall mean each consecutive period of twelve months during the Term, beginning on the Commencement Date and ending on the Expiration Date. Tenant under the above terms will have the right to renew for a 5-year period at then prevailing annual market rates.

3.        IMPROVEMENT WORK

          a. The Premises shall be accepted by Tenant in its "as is" condition, with the exception of the "Improvement Work" to be performed by Landlord in the Premises at Landlord's cost as provided in the attached Exhibit "B" ("Tenant Drawings"), on or before the Scheduled Commencement Date, subject to delays due to causes beyond Landlord's reasonable control. Any other work requested other than the attached, and approved by Landlord shall be done at Tenant's sole cost and expense. The Premises shall be deemed substantially completed and possession delivered when the Improvement Work is complete, so as to enable Tenant to reasonably use and occupy the Premises for the conduct of its ordinary business, even through minor details, decorations and mechanical adjustments remain to be completed by Landlord, the noncompletion of which will not materially interfere with the conduct of Tenant's business in the Premises.

          b. The taking of possession by Tenant shall conclusively establish that the Improvement Work has been completed in accordance with Exhibit "B" and the Improvement Work and the Premises are in good and satisfactory condition as of the date of possession. The Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of any delay resulting from Tenant's request(s) for materials, finishes or installations, subject to Landlord's consent to such changes, other than provided in Exhibit "B" which causes Landlord to be delayed in delivering the Premises.

          c. If the Premises is not available for occupancy by Tenant on the Scheduled Commencement Date, the Scheduled Commencement Date shall be deemed to be postponed until the date when the Premises is available for occupancy by Tenant, and Tenant shall not be entitled to possession of the Premises until the Premises is available for occupancy by Tenant, and Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant, by reason of the postponement of the Scheduled Commencement Date, and the parties further agree that any failure to have the Premises available for occupancy by Tenant on the Scheduled Commencement Date shall not affect the obligations of Tenant under this Lease nor shall the same be construed to extend the term of this Lease.

4.        BASE RENT, ADDITIONAL RENT, LATE CHARGES, SECURITY DEPOSIT

          a. Tenant shall pay the Base Rent provided on the Term Sheet, commencing on the Commencement Date and continuing throughout the Lease Term. Base Rent shall be due and payable in equal installments on the first business day of each calendar month during every year of the Term in lawful money of the United States, without deduction or setoff whatsoever, to Landlord at P.O. Box 437, Furlong, PA 18925, or at such other, place as Landlord may from time to time direct. All checks shall be made payable to "455 Office Associates LP." Rent is subject to adjustment as provided below, provided that in no event shall Base Rent be at any time less than the original Base Rent stated above. If this Lease commences on a day other than the first business day of a calendar month, the Base Rent for the fractional month shall be appropriately prorated. Concurrently with Tenant's execution and delivery of this Lease, Tenant shall pay the first monthly installment of base Rent and the Security Deposit to Landlord.

          b. Whenever under the terms of this Lease, any sum of money is required to be paid by Tenant in addition to the rental herein reserved, and said additional amount is not designated as "additional rental," then said amount shall, at the option of the Landlord, if not paid when due, be deemed "additional rental" and collectable as such with any installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

          c. Tenant agrees that if the Base Rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after the date due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to six percent (6%) of the amount of the delinquent rent or other payment. Such late charges shall be deemed "additional rent." The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Section shall not relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due; nor do the terms of this Section in any way affect Landlord's remedies pursuant to Section 25 of this Lease or otherwise in the event said rent or other payment is unpaid after the due date.

          d. Tenant has deposited with Landlord the sum provided in the Term Sheet as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, the payment of Base Rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Base Rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, provisions, covenants and conditions of this Lease, including but not limited to, any damages or deficiencies accrued before or after summary proceedings or other reentry by Landlord. In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of the entire possession of the Premises to Landlord. In the event of a sale of the Property and Building or leasing of the Building, of which the Premises form a part, Landlord shall have the right to transfer the Security Deposit to the purchaser or lese and Landlord shall be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look solely to the new landlord for the return of the Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord applies or retains any portion or all of the Security Deposit, Tenant shall promptly restore the amount so applied or retained so that at all times the amount deposited shall be equal to the original Security Deposit.

5.        OPERATION AND MAINTENANCE COSTS AND ADDITIONAL RENT

          a. Tenant shall pay as additional rent Tenant's Share of the costs and expense of the operation and maintenance of the Building (hereinafter referred to as "Operation and Maintenance Costs"), which Operation and Maintenance Costs shall include, without limitation, the cost and expense to Landlord for the following items:

                    (1) All wages, salaries and fees of all employees and agents engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance, administration fees and all other employee benefits relating thereto;

                    (2)  All  supplies  and  materials  used in the  management,
                         operation,   repair,   replacement,   maintenance   and
                         security of the Building;

                    (3) All "Utility Costs," including without limitation, gas, water, sewer, electricity, power, heating, lighting, air-conditioning and ventilation consumed by the Building and the servicing thereof;

                    (4) All maintenance and service contracts for the operation, repair, replacement, maintenance and security of the Building, including, without limitation, window cleaning, and maintenance and servicing of the security system, heating, ventilating and air-conditioning system, fire sprinkler system, elevators and grounds of the building.

                    (5) All fire (with all risk coverage) and other casualty and public liability insurance for the Building and Landlord's personal property and fixtures used in connection therewith;

                    (6)  All "Real  Estate  Taxes"  which,  for  purpose of this
                         Section, shall mean all gross real property taxes without discounts and personal property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and any tax which should be levied or assessed in addition to or in lieu of such real or personal property taxes, together with the reasonable costs and expenses (including attorney's fees, expert witness fees, expenses and court costs) of contesting (including attorney's fees, expert witness fees, expenses and court costs) of contesting by appropriate proceedings the amount of validity of any of the aforementioned taxes or assessments;

                    (7) All repairs, replacements and general maintenance of the Building;

                    (8)  All janitorial services for the Building;

                    (9) Depreciation on exterior window blinds and carpeting in public corridors and common areas provided by Landlord;

                    (10) The  costs  of any  capital  improvements  made for the purpose of reducing operating expenses or which may be required by governmental authority under any governmental law or regulation that was not applicable to the Building at the time it was constructed, which costs shall be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate equal to the Prime Rate established by M&T Bank, Doylestown PA or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of construction such capital improvement;

                    (11) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first class office Building; provided, however, that the following shall be excluded from the Operation and Maintenance Costs: (i) expenses for any capital improvement made to the Building, except as provided in paragraph 6(a)(10) hereof; (ii) expenses for repairs or other work occasioned by fire, windstorm or other insured casualty; (iii) expenses incurred in leasing or procuring new tenants (e.g. for lease commissions, advertising expenses and expenses of renovating space for new tenants); (iv) legal expenses in enforcing the terms of any lease; and (v) interest or amortization payments on any mortgage or mortgages; and,

                    (12) All revamping and  reballasting  in the Common Areas of the Building; provided, however, that revamping and reballasting in the Premises shall be performed by Landlord at Tenant's direction and at Tenant's sole cost and expense.

          b. During each calendar year or any portion thereof included during Term of this Lease and any renewal thereof, Tenant shall pay Landlord as additional rent Tenant's Share of any increase in the Operation and Maintenance Costs over the Base Year Operation and Maintenance Costs.

          c. The term "Tenant's Share" shall be defined as the ratio that the rentable square feet of the Premises which is agreed to be 5535 square feet/suite 200, bears to the rentable square feet of the Building, which is agreed to be 37,574 square feet, which Tenant's Share is agreed to be 14.6%.

          d. Landlord will provide ninety (90) days' prior written notice of the amount claimed to be due under this paragraph, and that upon Tenant's reasonable request, Landlord will furnish detail of the amounts and calculations as to how the Base cost was arrived. After payment by Tenant, Tenant shall have the right to challenge the components and calculations utilized by Landlord with both parties agreeing to expeditiously determine the correct amount.

6.        USE OF PREMISES

          Tenant shall use and occupy the Premises for the use as provided in the Term Sheet and for no other purpose or business without the prior written consent of Landlord. Tenant shall observe and comply with the Rules and Regulations attached here to as Exhibit "D" and made part hereof. All such Rules and Regulations shall apply to Tenant and its employees, agents, licensees, invitees, subtenants and contractors. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; nor shall Tenant use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a first class office building; nor shall Tenant cause or maintain or permit any nuisance or breach of the peace, in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

7.        COMMON AREAS

          The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the land upon which the building and improvements are located, that are provided and designated by Landlord form time to time for the general non-exclusive use of Landlord, tenant and other lessees of the Building and their invitees. As used in this Lease, the term "invitees" means the employees, visitors, suppliers, shippers and customers of Landlord, tenant and other lessees of the Building. The Common Areas include, but are not limited to, all parking areas/spaces, walkways, elevators, stairs, driveways, alleys, public corridors, restrooms, fire escapes, loading and unloading areas, trash areas, roadways, sidewalks, ramps, landscaped areas, windows, and air shafts. Tenant agrees to abide by and conform to the Rules and Regulations, attached hereto as Exhibit "D" with respect the Building, and to cause its invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements, and to change the location of or otherwise alter or modify any or all of the aforementioned Common Areas, facilities and any or all of the aforementioned Common Areas, facilities, and improvements so long as Landlord continues to provide adequate passageways to the Premises. Landlord shall not be responsible to Tenant for the noncompliance with the rules and Regulations by other lessees of the Building or their invitees.

8.        ALTERATIONS AND TRADE FIXTURES, REMOVAL

          a. Tenant shall not make or permit to be made any alterations, interior decorations, changes, improvements or additions to the Premises or attach any fixtures or equipment thereof, without the Landlord's prior written consent. In the event Landlord consents to the making of any alterations, interior decorations, changes, improvements or additions made to the Premises or the attachment of any fixtures or equipment thereto made by the Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, statutes, ordinances, rules and regulations public and private, and all requirements of Landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved by Landlord. At Landlord's option, Tenant shall pay to Landlord a fee equal to ten percent (10%) of the cost and expense of any alterations, interior decorations, changes, improvements or additions to the Premises which shall be due and payable prior to performance of any such alterations, interior decorations, changes, improvements or additions to compensate Landlord for Landlord's coordination, supervision and overhead resulting from said alterations, interior decorations, changes, improvements or additions to the Premises. Any contractor or subcontractor selected by Tenant to make the same, must first be approved in writing by Landlord, provided, however, that all such contractors shall be required to carry workmen's compensation insurance, public liability insurance and property damage insurance in amounts, form and consent, and with companies satisfactory to Landlord; or, at Landlord's option, the alterations, interior decorations, changes, improvements or additions to the Premises shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof upon demand. So long as Tenant is not in default hereunder, Tenant shall have the right, but not the obligation, to remove any alterations, interior decorations, changes, improvements or additions caused to be made to the Premises by Tenant, and any fixtures, furniture and equipment caused to be installed by Tenant, during and at the expiration of the Lease term or any renewal thereof, provided Tenant repairs any and all damage caused to the Premises by said removal. Landlord, by notice to Tenant at least one (1) month prior to the expiration of the Lease term, or any renewal thereof, may request that Tenant remove any of said alterations, interior decorations, changes, improvements or additions caused to be made to the Premises by Tenant, or any of the fixtures, furniture and equipment caused to be installed by Tenant, and if Landlord makes said request, Tenant shall remove on or before said expiration date said alterations, interior decorations, changes, improvements, additions, fixtures, furniture and equipment, and repair any damage caused to the Premises by said removal. In the event that Landlord requests such removal and Tenant fails to remove same and/or repair any damage caused thereby on or before said expiration date, Tenant agrees to reimburse and pay Landlord for the cost of removing same and repairing any damage to the Premises caused by said removal, including reasonable charges for overhead and profit. All alterations, interior decorations, changes, improvements, additions, fixtures, furniture and equipment remaining on the Premises after said expiration date, or at such sooner termination date due to any default of Tenant, shall immediately become the property of Landlord and shall remain on the Premises without compensation to Tenant;

          b. Tenant shall keep the Premises or the Building free from any liens arising out of any construction, work performed, materials furnished, or obligations incurred by Tenant. Tenant shall have its contractor execute a Waiver of Mechanic's Lien, satisfactory to Landlord, and provide Landlord with the original copy of the same. Notwithstanding the foregoing, in the event Tenant shall not, then Tenant shall at its expense cause such lien to be discharged and released of record by payment, bond or otherwise, within ten (10) days after the filing thereof. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be discharged by payment, bond or otherwise, by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at the rate per annum equal to the greater of four percent above the prime commercial lending rate from time to time established by M&T Bank, Doylestown, PA or the maximum rate permitted by law (the "Interest Rate"). Tenant shall indemnify and hold Landlord harmless against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or its discharge.

9.        CONDITION OF PREMISES

          a. By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them an otherwise in good order, condition and repair.

          b. Except as otherwise provided in this Lease, Tenant hereby accepts the Premises and the Building in their "as is" condition as of the date of delivery of possession of the Premises to Tenant, subject to all applicable municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Building for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in a satisfactory condition, order and repair.

10.       BUILDING SERVICES

          a. Landlord shall provide, within its standards on each item, the following services and facilities:

               (1) Air conditioning, ventilation and heating, Monday to Friday from 8:00 a.m. to 6:00 p.m. (excluding, however, all federal, state and municipal holidays). Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the property functions and protection of the air conditioning systems which rules and regulations necessarily include a prohibition against the use of equipment or fixtures which would generate heat and power in the amount in excess of three (3) watts per square foot of total connected load without the prior consent of Landlord, which consent may be withheld unless Tenant reimburses Landlord for all costs and expenses relating to the installation and supply of supplemental air conditioning;

               (2) Electric current for (i) Building standard level of illumination using standard fixtures of Landlord's choice (that is, 277-volt fixtures), excluding replacement of light globes and/or fluorescent tubes in the Building, standard fixtures installed in the Premises by Landlord and (ii) normal small business machines connected to Building Standard 120-volt single phase outlets during the normal hours of operation set forth above in subparagraph 12(3)(a)(1), however, Landlord's agreement to furnish electricity does not include electricity for equipment requiring a greater voltage than set forth above. Such additional electrical service will be furnished, if reasonably available, upon Tenant's tendering all costs of installation, including wiring and separate metering, and agreeing in writing to pay the cost of current as additional rent;

               (3) Maintenance of service of the public toilet rooms in the Building;

               (4) Maintenance of standard hardware installed in the Premises by Landlord;

               (5)  Maintenance of floor coverings in the common area;

               (6)  Cleaning of outside and inside of exterior window panes;

               (7)  Cleaning and maintenance of common areas in the Building;

               (8) Elevator service during regular business days and hours, and service via at least one car at all times;

               (9) Janitor service, including cleaning of space, dusting of furniture, desks and pictures, and vacuuming;

               (10) Hot water for lavatory and cold water for lavatory purposes;
                    if Tenant requires water for any additional purposes; Tenant shall pay the cost thereof as shown on a meter to be installed and maintained at Tenant's expense to measure such consumption;

               (11) Seasonal maintenance of the exterior grounds;

               (12) Tenant shall reimburse Landlord for all additional  cleaning expenses incurred, including, but not limited to garbage and trash removal expense, over and above the normal cleaning provided by Landlord due to the presence of a lunchroom within the demised Premises or the installation of food and beverage dispensing machines. No food or beverage dispensing machines shall be installed by the Tenant without the prior written consent of Landlord.

          b. Landlord does not warrant that the service provided for in paragraph 13(a) hereof shall be free from any slow-down, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvements or any of the equipment involved in the furnishing of any such services, or caused by changes of service, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, Acts of God or the elements of any other cause whatsoever; and specifically, no such slow-down, interruption or stoppage of any for such services shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of base rent or additional rent payable hereunder or in any manner of for any purpose relieve Tenant from any of its obligations hereunder, and in no event shall Landlord be liable for damage to persons or property or be in default hereunder as a result of such slow-down, interruption or stoppage. Landlord agrees to use due reasonable diligence to resume the service upon any such slow-down, interruption or stoppage.

11.       ASSIGNMENT AND SUBLETTING

          a. Tenant shall not sell, assign, encumber, hypothecate or otherwise transfer all or any portion of this Lease by operation of law or otherwise, sublet the Premises or any part thereof or permit any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord;

          b. If at any time or from time to time during the term of this Lease Tenant desires to sublet or assign all or any part of the Premises, Tenant shall (i) by written notice advise Landlord of its intention from and after a stated date (which shall not be less than thirty (30) days or more than ninety
(90) days after he date of Tenant's notice) to assign this Lease or to sublet the Premises or any portion thereof for any part of the Term, said notice by Tenant shall contain the name, address and description of the business of the proposed assignee or subtenant and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice and (ii) supply Landlord with such information, recent financial statements and other evidence of financial responsibility of the proposed assignee or subtenant, its intended use of the Premises, and related materials as Landlord may request to evaluate the written request to sublet or assign. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after receipt of Tenant's notice, of reacquiring the portion of the Premises proposed to be sublet or assigned and terminate the Lease with respect thereto. If the Landlord does not exercise such option, Tenant shall be free to sublet or assign such space to any third party subject to the following conditions:

               (1) Consent of Landlord, which consent shall not be unreasonably withheld it being understood and agreed by the parties hereto, however, that it will not be unreasonable for Landlord to withhold consent if the reputation, financial responsibility, or business or a proposed assignee or subtenant is unsatisfactory to Landlord, or if Landlord deems such business not to be consistent with that of the other occupants in the Building, or if the amount of rents and other economic considerations to be received by Tenant thereunder (after adjustment for rental allowances, free rent periods and other similar financial concessions) is less than the fair market rental rate for comparable space in the Building, as determined by Landlord, in its sole option;

               (2) If the space is not subleased or assigned within ninety (90) days from the expiration of the Landlord's option as set forth above, or any subsequent option as provided in this Section, Tenant, shall, prior to entering into a sublease or a sublease or an assignment of said space, once again give Landlord written notice and Landlord shall have twenty (20) days after the receipt thereof for reacquiring that portion of the Premises and terminating the Lease with respect thereto;

               (3) No sublease or assignment shall be valid and no subtenant or assignee shall take possession of the Premises subleases or assigned until an executed counterpart of such Lease has been delivered to Landlord;

               (4) No subtenant or assignee shall have a right further to sublet or assign;

               (5) Any sums or other economic consideration received by Tenant as a result of such subletting or assignment whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (pro-rated to reflect obligations allocable to that portion of the Premises subject to such sublease or assignment) shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligation of Tenant hereunder.

          c. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other covenants and obligations to be performed by Tenant under this Lease. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignment or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease. As a condition to Landlord's prior written consent as provided for in this Section, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenant, conditions, provisions and agreements of this Lease.

          d. (1) If Tenant is a corporation, any dissolution, liquidation, merger, consolidation or other reorganization of such corporation or any transfer of a controlling percentage of the corporate stock of Tenant (whether in a single transaction or cumulatively) shall constitute an assignment of this Lease for all purposes of this Section. This subparagraph shall not apply whenever Tenant is a corporation, the outstanding voting stock of which is listed on a recognized security exchange

               (2) If Tenant is a partnership and if at any time during the term of this Lease or any extension or renewal thereof the person, or persons who, at the time of execution of this Lease, own the general partners' interest cease to own the general partner's interest (except as a result of transfers by bequest or inheritance) such cessation of ownership shall constitute an assignment of this Lease for all purposes of this Section.

          e. Tenant shall reimburse Landlord within ten (10) days from receipt of Landlord's invoice for all Landlord's administrative costs and expenses, including reasonable attorney's fees, for reviewing and processing any requests for Landlord's consent made by tenant with respect to the subject matter of this Section.

12.       ACCESS TO PREMISES

          Landlord reserves and shall at all times have the right to re-enter the Premises to examine or inspect the same, to supply janitor service and any other service provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or tenants, and to alter, improve, or repair the Premises or to the Building as Landlord may deem necessary or desirable, without abatement of rent, and may for the purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or, quiet enjoyment of the Premises, and any other loss occasioned thereby. If representatives of Tenant shall not be present to open or permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord and Agent may enter by means of a master key (or forcibly in the event of any emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

13.       REPAIRS AND MAINTENANCE

          a. Landlord shall maintain the Common Areas and the plumbing, air conditioning, heating, ventilation, elevator, electrical and mechanical systems, windows, floors (except carpeting) and all other items which constitute a part of the Premises that are installed or furnished by Landlord; provided, however, that Landlord shall not be obligated for any such repairs until the expiration of a reasonable period of time after written notice from Tenants that such repair is needed. In no event shall Landlord be obligated under this paragraph to repair any damage caused by any act, omission, accident or negligence of the Tenant or its employees, agent, invitees, licensees, subtenants, or contractors. Tenant expressly waives the benefits of any statute now or hereafter in affect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition or repair.

          b. During the Term of this Lease, Tenant shall take good care of the Premises and fixtures therein and maintain them in good order, condition and repair equal to the original work, ordinary and reasonable wear excepted. If the Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense Tenant and such expense shall be collectible as additional rent, along with a ten (10%) percent service charge.

          c. Excepts as provided in Section 17 hereof, Landlord shall not be liable nor shall there be any abatement of rent on account of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, additions or improvements in accordance with this Section in or to the Premises or the Building or to any appurtenances or equipment therein. There shall be no abatement of rent because of such repairs, alterations, additions or improvements.

14.       INDEMNIFICATION AND LIABILITY INSURANCE

          a. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever, without limiting the generality of the foregoing, whether caused by fire or explosion, water leakage of any character from the roof, walls, basement or other portion of the Premises or Building, except as caused by Landlord's gross negligence or willful misconduct. Tenant shall indemnify, hold harmless and defend both Landlord and Agent from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with this Lease, and neither Landlord nor Agent shall be liable to Tenant on account of, (i) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (ii) any failure by Tenant to comply with any statues, ordinances, regulations or order of any governmental authority, or (iii) any accident, death or personal injury, or damage to or loss or theft of property, which shall occur in or about the Premises occasioned wholly or in part by reason of any act or omission of Tenant, its agent, contractors, invitees or employees;

          b.     Tenant  agrees to  purchase  at its own  expense and to keep in force during the term of this Lease a policy or policies of workers' compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of at least Five Hundred Thousand Dollars ($500,000.00), on account of bodily injuries to or death of one person and One Million Dollars ($1,000,000.00) on account of bodily injuries or death of more than one person as result of any one accident or disaster, and One Million Dollars ($1,000,000.00) on account of damage to properties (or in an amount of not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury and property damage). Said policies and renewals thereof shall name the Landlord and Agent as additional insureds and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which shall instead include a waive of subrogation endorsement in favor of Landlord). All policies for insurance shall provide (i) that no material change or cancellation of said policies shall be made without thirty (30) days prior written notice to Landlord, Agent and Tenant, (ii) that any loss shall be payable notwithstanding any act or negligence of the Tenant, Landlord or Agent which might otherwise result in the forfeiture of said insurance, and (iii) that the insurance company issuing the same shall have no right of subrogation against the Landlord or Agent. On or before the Commencement Date of the term of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Tenant shall provide Landlord and Agent copies of policies or certificates of insurance evidencing coverage required by this Lease. All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the State of Pennsylvania with financial rate of at least A+ as rated in the most recent addition of Best's Insurance Reports and in business for the past five (5) years. The aforesaid insurance limits may be reasonably increased from time to time by Landlord;

          c. Landlord and Tenant each hereby release each other from any and all liability or responsibility to the other or to anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property caused by fire ort any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by fault or negligence of the other party, or by anyone for whom such party may be responsible; provided however, that this release shall be applicable and in force and effect only to such extent that such release shall a lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies of insurance shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder, and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each hereby covenant and agree to cause their respective insurance carriers to include in their policy such a clause or endorsement.

15.       WAIVER OF CLAIMS

          Except for the gross negligence or willful misconduct of Landlord, Agent and their respective agents, servants, and employees, Tenant hereby releases and relieves Landlord, Agent and their respective agents, servants, and employees from, all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss of interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, visitors, or any other person, firm, corporation or entity, in or above or arising out of the Premises, from, without limitation, (a) any fire, other casualty, accident, occurrence or condition in or upon the Premises or Building; (b) any defect in or failure of (i) plumbing, sprinkler, electrical, heating or air conditioning systems or equipment, or any other systems and equipment of the Premises and the Building, and (ii) the elevators, stairways, railings or walkways of the Building; (c) any steam, gas, oil, water, rain or snow that may leak into, issue or flow from any part of the Premises or Building from the roof, walls, basement, drains, pipes or plumbing, sewer or other installation of same, or from any other place or quarter; (d) the breaking or disrepair of any installations or equipment; (e) the failing of any fixture or wall or ceiling materials; (f) broken glass; (g) latent or patent defects; (h) the exercise of any rights by Landlord or Agent under the terms and conditions of this Lease; (i) any acts or omissions of other persons; (k) theft; Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises.

16.       NEGATIVE COVENANTS OF TENANTS

          Tenant agrees that it will not do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises or any other part thereof, or on the Building of which the Premises may be a part, shall become void or suspended, or whereby the same shall be treated as a more hazardous risk than at the date when Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent, any and all increase in premiums on insurance carried by Landlord on the Premises, or any part thereof, or on the Building of which the Premises or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other occupant of the Building. Tenant shall not without the prior consent of Landlord, use an apparatus, machine or device which will cause any substantial noise or vibration or fumes. If any of Tenant's office machines and equipment should create noise, vibration, fumes or otherwise disturb the quiet enjoyment of any other occupant in the Building, the Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance.

17.       DAMAGE BY FIRE OR OTHER CASUALTY

          a.     If  the  Building  or  Premises  become   partially  or  wholly
untenantable by fire or other casualty, and if such damage, in Landlord's reasonable estimation, cannot be materially restored within one hundred eighty
(180) days of such damage, then Landlord may, at its option, terminate this Lease as of the date of the fire or other casualty by written notice to Tenant within sixty (60) days of such fire or other casualty. The Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which the Premises were being used at the time of the fire or casualty.

          b. If this Lease is not terminated pursuant to this Section, then Landlord shall proceed with all due diligence to repair and materially restore the Building or Premises, as the case may be, to the same or as near to the condition in which the same existed prior to the casualty as is reasonably feasible under all of the circumstances (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term of this lease exclusive of any option which is unexercised at the date of such damage).

          c. If this Lease shall be terminated pursuant to this Section, the Term shall end on the date of such damage as if that date had been the scheduled Expiration date of the Term. If this Lease shall not be terminated pursuant to this Section and if the Premises is untenantable in whole or in part following such damage, the rent payable during the period in which the Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail substantially to complete such repairs and material restoration within one hundred eighty (180) days after the date of such damage, tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon this Lease shall end on the date of such notice as if the date of such notice were the scheduled Expiration date of the Term hereof, provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

          d. In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the benefit of the party carrying said insurance and under its sole control except that Landlord's insurance may be subject to control by the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Building or Premises. In no event shall Landlord be required under this Lease to incur any expense in excess of available insurance proceed for the purpose of repairing or restoring the Building or the Premises after a fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant acknowledges that: (i) Landlord shall not obtain insurance of any kind on Tenant's furniture, furnishings, equipment, fixtures, alterations, improvements and additions; (ii) it is tenant's obligation to obtain such insurance at tenant's sole cost and expense; and (iii) Landlord shall not be obligated to repair any damage thereto or to replace the same.

          e. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises or Building requires that any insurance proceeds be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end upon expiration of said fifteen (15) days as if the end of such period were the scheduled Expiration date of the Term.

          f. In the event of any damage or destruction to the Building or the premises by any peril covered by the provisions of this Section, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or his licensees from such portion or all of the Building or Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs, expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Premises prior to such removal.

18.       SUBORDINATION

          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Property upon which the Building is situated or both; and (b) the lien or interest of any mortgage or deed to secure debt which may now exist or hereafter be executed in any amount for which the Building, the property upon which the Building is situate, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any such ground leases or underlying leases or any such liens or interests of mortgages or deeds to secure debt. In the event that any ground lease or underlying lease is terminated for any reason or any mortgage or deed to secure debt is foreclosed or a conveyance in lie of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant agrees to execute such non-disturbance and attornment agreements as the holder of any mortgage or deed to secure debt may reasonably require. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in he form requested by Landlord, any additional documents evidencing the priority or subordination of this lease with respect to any tenant of the successor in interest to Landlord at the option of such successor in interest.

19.       CONDEMNATION

          a. If the whole of the Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any status or by right of eminent domain, or by private purchase in lieu thereof, then in the event the term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the date title vests in the taking authority and any rent paid for a period thereafter shall be refunded. In the event a portion only of the Premises or a portion of the Building containing same shall so be taken (even though the Premises may not have affected by the taking of some other portion of the Building containing same) Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or the rent payable during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord may elect or repair and restore the Building and Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances. In no event, however, shall Landlord be required under this Lease to incur any expenses in excess of available proceed from any taking contemplated hereby for the purposes of restoring the Building or Premises after any such taking.

          b. Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets outside the Building, the same being hereby assigned to Landlord by Tenant; provided, however, that tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs, for Tenant's loss of business and/or business interruption.

          c. If the Premises or the Building are declared unsafe by any duly constituted authority having the power to make such determination, or are the subject of a violation notice or notices requiring repair or reconstruction, Landlord, at its option, may make the required repairs or may terminate this Lease, and in the latter event, Tenant shall immediately surrender said Premises to Landlord and thereupon this Lease shall terminate and the rent shall be apportioned as of the date of such termination.

          d. Notwithstanding anything to the contrary contained in this Section, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term of this Lease, this lease shall remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the Term of this lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the Term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term of this Lease.

          e. Notwithstanding anything to the contrary contained in this Section or elsewhere in this Lease, in the event of any condemnation, Landlord shall be entitled to receive its entire award without deduction therefrom from the estate vested in Tenant by the Lease (none is intended), but Tenant shall have the right to make a separate claim with the condemning authority for and to receive, therefrom: (i) any moving expenses incurred by Tenant as a result of such condemnation; (ii) any costs incurred or paid by tenant in connection with any alteration or improvement made by Tenant to the Premises; (iii) the value of any of Tenant's property taken; and (iv) any other separate claim which Tenant may hereafter be permitted to make under applicable law, provided, however, that such other separate claim shall not reduce or adversely affect the amount of Landlord's award.

20.       ESTOPPEL CERTIFICATE

          Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord in recordable form an estoppel certificate substantially as attached hereto as Exhibit "F" and made a part hereof or on any Lender's form, indicating thereon any exceptions thereto which may exist at that time. Failure of tenant to execute and deliver such certificate within the aforesaid ten (10) day period, shall constitute an acceptance of the Premises and acknowledgement that the statements included in Exhibit "E" are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this Section may be relied upon by Landlord or by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein, or by anyone to whom Landlord may provide said certificate.

21.       DEFAULT AND REMEDIES

          a. The following events shall be deemed to be events of default by Tenant under this Lease:

               i. Tenant shall fail to take possession of the Premises within thirty (30) days after notice to Tenant that the same are ready for occupancy by Tenant; or

               ii. Tenant shall fail to pay when or before due any sum of money, in whole or in part, becoming due to be paid to Landlord hereunder, whether such sum be any installment of Base rent, any other amount treated as additional rent, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent, and such failure shall continue for a period of ten (10) days from the date payment was due; or

               iii. Tenant shall fail to comply with any other term, provision or covenant of this Lease other than by failing to pay when due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within twenty (20) days (except immediately, if the default involves a hazardous condition) after written notice thereof to Tenant; or

               iv. Tenant shall fail to vacate the Premises immediately upon termination of this lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

               v. If the interest of Tenant shall be levied upon under execution or be attached by process of law, or Tenant shall fail to contest diligently the validity of any lien or claimed lien upon the Premise and give sufficient security to Landlord to insure payment thereof, and such default shall continue for ten (10) days after written notice to Tenant; or

               vi. Tenant vacates the Premises prior to termination of this Lease; or

               vii. A receiver is appointed to take possession of all or substantially all of the assets of Tenant, or there is an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act.

          b. Upon the occurrence of any such event of default described in Subsection a. above or elsewhere in this lease, Landlord shall have the option, at its election, to terminate this Lease or to terminate Tenant's right to possession only, without termination this Lease, and to pursue any one or more of the following remedies without any further notice or demand whatsoever, provided that, upon any termination of this Lease, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall in either event surrender possession and vacate the Premises immediately, upon the expiration of five (5) days next following the giving by Landlord to Tenant of written notice demanding the same, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess landlord of the Premises and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing any right given to Landlord hereunder or by operation of law:

               i. Upon termination of this Lease, Landlord shall be entitled to recover as damages, all rent, including any amount treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of: (a) an amount equal to the then present of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by tenant for the residue of the stated Term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in Subsection b.ii. below relating to recovery of the Premises, preparation for reletting and for reletting itself) and (ii) the cost of performing any other covenants which otherwise would have been performed by Tenant; or

               ii.  Alternatively  to the remedy  provided  in  Subsection  b.i.
          above, upon any termination of tenant's right to possession only without termination of this lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof as provided in Subsection b.i. above, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to .pay the rent, including any amounts treated as additional rent hereunder for the full Term; and Landlord may then or thereafter sublet the Premises or any part thereof, on such occasions and terms as may be determined in Landlord's sole discretion and, in such event, I the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining Term hereof, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of rent accruing therefrom (including attorneys' fees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this Subsection from time to time.

               iii. In either of the events set forth in Subsections b.i. and b.ii. above, Landlord may, but need not, relet or sublet the Premises or any part thereof, as the case may be, for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as part of a larger area, and the right to change the character and use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting including, without limitation, any broker's commission incurred by Landlord.

               iv. CAUSE JUDGEMENT TO BE ENTERED AGAINST TENANT, AND FOR THAT PURPOSE TENANT HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT FOR THE RECOVERY OF ALL FIXED RENT AND ADDITIONAL RENT (INCLUDING ALL ACCELERATIONS OF RENT AND ADDITIONAL RENT PERMISSIBLE UNDER THE PROVISIONS OF THIS LEASE), HEREUNDER, AND AGREES THAT LANLDORD MAY COMMENCE AN ACTION FOR THE RECOVERY FROM TENANT OF ALL FIXED RENT AND ADDITIONAL RENT HEREUNDER (INCLUDING ALL ACCELERATIONS OF RENT AND ADDITIONAL RENT PERMISSIBLE UNDER THE PROVISIONS OF THIS LEASE) AND FOR ALL OTHER SUMS PAYABLE BY TENANT UNDER THIS LEASE, AS WELL AS FOR INTEREST AND COSTS AND AN ATTORNEY'S COMMISSION FOR COLLECTION OF FIVE PERCENT (5%), BUT IN NO EVENT LESS THAN $5,000, FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT, THIS LEASE, OR A TRUE AND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT.

               v. CAUSE A JUDGEMENT IN EJECTMENT TO BE ENTERED AGAINST TENANT, FOR POSSESION OF THE PREMISES, AND FOR THAT PURPOSE TENANT HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT IN EJECTMENT FOR POSSESION OF THE PREMISES, AND AGREES THAT LANLDORD MAY COMMENCE AN ACTION FOR THE ENTRY OF AN ORDER IN EJECTMENT FOR THE POSSESSION OF REAL PROPERTY, AND TENANT FURTHER AGREES THAT A WRIT OF POSSESSION PURSUANT THERETO MAY ISSUE FORTHWITH, FOR WHICH AUTHORIZATION TO CONFESS JUDGMENT AND FOR ISSUANCE OF A WRIT OR WRITS OF POSSESSION PURSUANT THERETO, THIS LEASE, OR A TRUEAND CORRECT COPY THEREOF, SHALL BE SUFFICIENT WARRANT.

          c. Should Landlord, acting reasonably and in good faith, determine that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, Landlord may, in Landlord's option, upon Tenant's continued failure to so maintain, repair or replace after twenty (20) days' notice from Landlord, enter into and upon the Premises, and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom; and Tenant agreed to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

          d. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this lease as a bill of sale without further payment or credit by Landlord to Tenant.

          e. In exercising any of the remedies set forth in this Lease with respect to entry or re-entry of the Premises, Landlord shall not be civilly or otherwise liable to Tenant for any damage to Tenant's property unless solely caused by the intentional or wanton or willful and reckless conduct of Landlord.

          f. Pursuit by Landlord of any of the foregoing remedies shall not, except as set forth in the alternative case of those remedies provided in Subsections b.i. and b.ii. above, preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or available in equity (such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to landlord by reason of the violation of any of the terms, provisions and covenants in this Lease. No act or thing done by Landlord or its agents during the Term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants in this Lease. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, or as accord and satisfaction of any liability of Tenant, unless Landlord expressly so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies in this Lease upon any event of default shall not be deemed or construed to constitute a waive of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay all reasonable attorneys' fees so incurred, said attorneys' fees being deemed additional rent due hereunder upon the next date the payment by Tenant of rent or any installment thereof is due.

          g.     Landlord and Tenant expressly waive any right to trial by jury.

          h. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the Term or sooner termination thereof, or for non-payment of rent or for any other reason, Tenant specifically waives the right to the three (3) months' notice and/or the fifteen
(15) or thirty (30) days' notice required by the Act of April 5, 1957, No. 20, and agrees that five (5) days' notice shall be sufficient in either or any such case.

          i. Neither this Lease or any rights or privileges hereunder shall be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding. If Landlord shall not be permitted to terminate this Lease because of all the provisions of the United States Bankruptcy Code, Tenant or any trustee for it shall, within fifteen (15) days upon request by Landlord to the Bankruptcy Court, assume or reject this Lease unless all defaults hereunder shall have been cured, Landlord shall have been compensated for any monetary loss resulting from such default, and Landlord shall be provided with reasonably adequate assurance of full and timely performance of all provisions, terms, and conditions of this Lease on the part of Tenant to be performed.

22.       REQUIREMENTS OF STRICT PERFORMANCE

          The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed in accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provide in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the term of this lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

23.       RIGHT OF LANLDORD TO PERFORM

          All covenant and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed at Tenant's sole costs and expense and without any abatement in rent. If Tenant shall fail to pay any sum of money or incur any expense, other than rent, required to be paid by Tenant hereunder, whether or not such failure constitutes a breach of this Lease, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing the Tenant from any obligations of Tenant, make any such payment or incur any such expense or perform such act on the Tenant's part to be made pr performed as in this Lease required to be adopted by Tenant. All sums so paid by Landlord and as necessary and incidental costs together with interest thereon at the Interest Rate as defined in Section 8 from the date of such payment by Landlord, shall be payable as additional rent to the Landlord on demand.

24.        SURRENDER OF PREMISES; HOLDING OVER

          a. At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant shall peaceably deliver to Landlord possession of the Premises, together with all improvements or additions, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear, damage by fire, earthquake or act of God excepted. So long as tenant is not in default, Tenant may, upon termination of this Lease, remove al movable furniture and equipment belonging to Tenant, at Tenant's sole cost, repairing any damage caused by such removal. Property not so removed within thirty (30) days shall be deemed abandoned by Tenant, and title to the same shall pass to Landlord, at Landlord's election. Upon request by Landlord, unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, all permanent improvements made by Tenant to the premises and repair any damage resulting from such removal. Property not so removed within thirty (30) days of the last day of the Term may be considered abandoned by Tenant, and title shall pass to landlord, at landlord's election. The voluntary or other surrender of this Lease by Tenant shall, at the option of Landlord, terminate all or any exiting subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

          b. If Tenant retains possession of the Premises or any part thereof after the termination of this Lease by expiration of the term or otherwise, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes: (i) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease; or (ii) creation of a tenancy at will, in any case upon the terms and conditions set forth in this Lease, however, that the Base Rent shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred and fifty percent (150%) of the rental being paid monthly to Landlord under this Lease immediately prior to such termination. If no such notice is served, then a tenancy at will shall be deemed to be created. Tenant shall also pay to Landlord as additional rent all other damages, costs and expenses sustained by Landlord by reason of Tenant's retention of possession, including the loss of any proposed subsequent tenant for any portion of the Premises. In such events, tenant shall vacate the Premises and deliver full possession to Landlord upon the giving to Tenant by Landlord of ten (10) days' written notice and demand. The provisions of this Section shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any terms, covenants or obligations to be performed by Tenant, or of any other right of Landlord.

25.       DELAY IN POSSESSION

          In the event the Premises are not ready for Tenant's occupancy at the time herein fixed for the commencement of the Term of this Lease, neither this Lease nor the Term hereof shall be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, and the Term hereof shall nevertheless end on the date herein originally fixed, but no rent or other sums herein provided to be paid by Tenant shall become due until the Premises are substantially completed and deemed by the Landlord to be ready for Tenant's occupancy, and until that time the rental and other sums shall be suspended and pro-rated.

26.       COMPLIANCE WITH LAWS AND ORDINANCES

          Tenant shall be solely responsible for, and shall pay promptly and before delinquent, all federal, state, city, county and other taxes, license fees and assessments due or coming due during or after the Term of this Lease against Tenant, Tenant's interest in this Lease or Tenant's personal property or intangibles owned, placed in or generated in, upon or about the Premises by Tenant. Tenant shall not use the Premises in a manner, which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted as may apply in relation to or affecting the condition, use, occupancy of the Premises, including without limitation, the Occupational Safety and Health Act, the Americans with Disabilities Act and all environmental laws. Upon demand, Tenant shall pay to Landlord as additional rent, to be added to any installment of rent thereafter becoming due, any cost incurred by Landlord in curing any default or meeting any obligation of Tenant under this Section, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

27.       NOTICES

          Each notice required or permitted to be given under this Lease shall be sent by hand delivery or by depositing it with the United States Postal Service or the official successor thereto, certified or registered mail, return receipt requested, with adequate postage prepaid, addressed to the appropriate party as hereinafter provided. Each such notice shall be effective upon being hand-delivered or deposited with the United States Postal Service, as the case may be, but the time period in which a response to any such notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the notice by the addressee thereof, as evidenced by the delivery record of the messenger or courier service or by the return receipt of the United States Postal Service, as the case may be. Rejection or refusal by the addressee to accept or the inability of the messenger or courier service, or the United States Postal Service, to deliver because of a changed address of which no notice was given, shall in any case be deemed to be the receipt of the notice sent. The address of Landlord and Tenant are as follows:

          To Landlord:      455 Office Associates LP
                            3326 Old York Road
                            Suite A-100
                            Furlong, PA 18925
                            Attn:  Lydia A. Aleixo
                            Director of Property Management

          To Tenant:        As provided in the Term Sheet

          Any party shall have the right from time to time to change the address to which notices to it shall be sent and to specify up to two additional addressees to which copies of notices to it shall be sent by giving the other party or parties at least thirty (30) days prior notice of the changed address or additional addresses.

28.       CERTAIN RIGHTS RESERVED TO LANDLORD

          Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

          a.     To change the name of the Building;

          b.     To   designate  all  sources   furnishing   sign  painting  and
lettering, towels, toilet supplies lamps and bulbs to be used in the Premises;

          c.     To retain at all times passkeys to the Premises;

          d.     To   grant  to  anyone  the  exclusive  right  to  conduct  any particular business or undertaking in the Building;

          e. To close the Building after regular work hours and on legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves by registration or otherwise and that said persons establish their right to enter or leave the Building; and

          f. To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the Premises or the Building or Landlord's interest, or as may be necessary or desirable in the operation of the Building.

          Landlord may enter upon the Premises and may reasonable exercise any or all of the foregoing rights hereby without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting any of Tenant's obligations hereunder.

29.      ATTORNEY'S FEES

          In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the court in such action or proceeding.

30.      WARRANTIES OF TENANT AND AGENT; NO LIABILITY OF AGENT

          a. Tenant warrants to Landlord that Tenant dealt and negotiated solely and only with Agent (or Landlord) for this Lease and with no other broker, firm, company or person. Agent warrants to Landlord that no other broker, firm, company or person was involved in the finding and negotiation of this Lease with Tenant, other than Agent (or Landlord) s. Tenant and Agent (for good and valuable consideration) shall indemnify and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgements imposed upon, incurred by or asserted against Landlord by reason of the falsity or error of their own aforesaid warranty;

          b. It is expressly understood and agreed by Landlord and Tenant that Agent is acting as agent only, and shall not in any event be liable to either Landlord or Tenant for the fulfillment or non-fulfillment of any of the terms, covenants, conditions or provisions of this Lease, or for any action or proceeding taken by Landlord against Tenant or by Tenant against Landlord.

31.      FORCE MAJEURE

          Landlord shall be excused for the period of any delay in their performance of any of the obligations hereunder, when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, inability to obtain material or services, civil commotion, or Acts of God.

32.       LANDLORD'S LIEN

          In addition to any statutory lien for rent in landlord's favor, landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Section at public or private sale upon providing the notice called for by the Uniform Commercial Code, or if none is so supplied by providing five (5) days' written notice to Tenant. Tenant hereby agrees that Landlord may record a memorandum of this Lease at Landlord's discretion. Tenant further agrees that this Lease shall constitute a security agreement and further agrees to execute for recordation, simultaneous with the execution of this Lease or at such other time designated by Landlord at its sole discretion, such financing statements and other instruments deemed necessary or desirable in the sole discretion of Landlord to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

33.       QUIET ENJOYMENT

          Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the Base Rent and additional rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance from Landlord subject to the terms and provisions of this Lease. In the event this is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations of this lease because of such interference or disturbance.

34.      LANDLORD'S LIABILITY

         In no event shall Landlord's liability for breach of this lease exceed the amount of rent then remaining unpaid for the then current Term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event. Furthermore, any liability of Landlord shall be enforceable only for and out of the interest of Landlord in the Building. Anything to the contrary contained in this Lease notwithstanding, there shall in no event be any personal or derivative liability with respect to, arising from or related in any manner to the terms, covenants, conditions and provisions of this Lease or their application, sought or enforced against any persons, firms or other entities which constitute the landlord, and Tenant hereby exculpates each and all partners of Landlord from any and all liability arising from or relating to this Lease and its provisions or from Landlord's status as such hereunder. Tenant shall, subject to the rights of any ground lessor, mortgagee or holder of any security interest, look solely to the interest of Landlord, its successors and assigns, in the Building for the satisfaction of any remedy, of Tenant against Landlord.

35.       SUCCESSORS

          The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall insure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in Section 11.

36.       GOVERNING LAW

         This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

37.       SEVERABILITY

          If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

38.       CAPTIONS

          Any heading preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

          39. GENDER

          As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

40.       EXECUTION

          This Lease shall become effective when it has been signed by a duly authorized officer or representative of each of the parties and delivered to the other party.

41.       EXHIBITS AND RIDERS

          Attached hereto are the following documents which constitute a part of this Lease:

         EXHIBIT A:        FLOOR PLAN
         EXHIBIT B:        TENANT DRAWINGS
         EXHIBIT C:        CONFIRMATION OF LEASE TERM
         EXHIBIT D:        RULES AND REGULATIONS
         EXHIBIT E:        ESTOPPEL CERTIFICATE FORM
         EXHIBIT F:        DISCLOSURE AND WAIVER RELATING TO CONFESSION OF
                           JUDGEMENT AND EXECUTION PROCEEDINGS

42.      CORPORATE AUTHORITY

         If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

43.       NO RECORDATION

          This Lease shall not be filed of record; upon request of either Landlord or Tenant, a memorandum of this Lease in compliance with Law shall be executed by Landlord and Tenant and recorded, with recordation costs borne by the parties making such request.

44.       ADA REQUIREMENT

          Landlord shall be responsible for bringing the Building's common areas into compliance with the Americans With Disabilities Act, state and city law and ordinances. Any modification to the common areas required by said act now, or any time in the future, shall be the sole responsibility of the ownership and shall in no way financially impact the Landlord / Tenant.

45.       RIGHT OF FIRST REFUSAL

          Landlord will grant to Tenant a Right of First Offer over any available contiguous space. When such space becomes available, Landlord will give Tenant seven (7) business days' written notice to elect to lease all of the space.

46.       LOBBY RENOVATIONS

          Landlord may decorate the first and second floor lobbies by installing poster art and furniture, plants, etc.

47.       TENANT'S BUYOUT OPTION

          Tenant may cancel this Lease at the end of the 40th month by providing Landlord with written notice no later than the end of the 34th month and delivery of a certified check in the amount of One Hundred Seventy Five Thousand, Two Hundred Seventy Five dollars and zero cents ($175,275.00) Dollars. The certified check is due with the above referenced notice.

48.       EXCLUSIVITY

          Landlord will not commit to Exclusivity.

49.       ENTIRE AGREEMENT

          This Lease, including the Exhibits and any Riders hereto, made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH PROVISION IN IT AND BY EXECUTING IT, SHOW THEIR INFORMED AND VOLUNTARY CONSENT. THE PARTIES AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, ITS TERMS ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANLDORD AND TENANT WITH RESPECT TO THE PREMISES.

This Lease has been prepared for submission to your attorney for approval; no representation or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto; the parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences.

IN WITNESS WHEREOF, the parties hereto have executed this Lease under their hands and seals as of the day and year set forth in the Term Sheet, each warranting to the other that it has the authority to do so and the capacity to bind the respective entities identified as Landlord and Tenant.

LANDLORD:

455 OFFICE ASSOCIATES LP



By:
   --------------------------------------------------
Print Name:
           ------------------------------------------
Print Title:
            -----------------------------------------




TENANT:

WHIRLWIND MARKETING

By:
   --------------------------------------------------
Print Name:
           ------------------------------------------
Print Title:
            -----------------------------------------

                                   EXHIBIT "A"

                                   FLOOR PLAN
                                   ----------

                                   EXHIBIT "B"

                                 TENANT DRAWINGS
                                 ---------------


                                      None
--------------------------------------------------------------------------------




                Landlord to turnkey space, replace Kitchen floor.

                                   EXHIBIT "C"

                           CONFIRMATION OF LEASE TERM
                           --------------------------


455 PENNSYLVANIA AVE, FORT WASHINGTON PA
----------------------------------------

This Agreement, made this 20th day of October , 2000, by and between 455 Office Associates LP (hereinafter called "Landlord"), acting by and through it's agent Heritage Property Management (Hereinafter called "Agent") and Whirlwind Marketing (hereinafter called "Tenant").

                                   WITNESSETH

WHEREAS, by Agreement of Lease dated the 20th day of October, 2000, between the parties hereto, the Landlord leased to Tenant and Tenant leased and took from Landlord, for the term and upon the terms and conditions therein set forth, certain premises generally described as Suite 200, 455 Pennsylvania Ave, Fort Washington, PA.

WHEREAS, said Agreement of Lease provided that the parties shall execute a confirmation of the actual Commencement and Expiration Dates of the lease, when such dates have been determined.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree that the terms of said Lease shall commence on the 20th day of October, 2000, unless sooner or later agreed upon or extended as therein provided.

The undersigned Tenant is in possession and occupation of the premises demised to it in the Agreement of Lease, and further states (i) that it commenced paying rent on the "commencement date" as set forth in said lease *; (ii) that the lease is in full force and effect; (iii) that the Landlord is not in default thereof; (iv) that the premises as erected, as completed, are accepted by Tenant as being in accordance with the terms of the lease, subject only to the items listed in the Notice of Completion Form; and (v) that Tenant has no offset or deduction to the payment of Rent or additional rent.

* NOTE: Date for the commencement of rental payments may be subsequent to the "commencement date."

          IN WITNESS WHEREOF, the parties hereto have caused this Confirmation of Lease Term to be duly executed, the day and year first above written.

455 Office Associates LP.                   AGENT:  Heritage Property Management


BY:                                         BY:
   -------------------------------             ---------------------------------


ATTEST:                                     TENANT:  Whirlwind Marketing
       ---------------------------
(Corporate Seal)

                                            BY:
                                               ---------------------------------

APPROVED:                                   ATTEST:
                                                   -----------------------------
                                                   (Corporate Seal)

                                   EXHIBIT "D"

                              RULES AND REGULATIONS
                              ---------------------


DEFINITIONS:

1. Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include the Tenant, his agents, employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The word "room" is to be taken to include the space covered by the Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.

CONSTRUCTION:

2. The streets, parking areas, sidewalks, entrances, lobbies, halls, passages, elevators, stairways and other common areas provided by Landlord shall not be obstructed by Tenant, or used by him for any other purpose other than for ingress and egress.

WASHROOMS:

3. Toilet rooms, water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

INSURANCE PROHIBITIONS:

4. Tenant shall not do anything in the rooms, or bring or keep anything herein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy on the Building or any part thereof, or with any law, ordinance, rule or regulation affecting the occupancy and use of the rooms, now existing or hereafter enacted or promulgated by any public authority or by the Board of Fire Underwriters.

GENERAL PROHIBITIONS:

5.   In order to insure proper use and care of the Premises, Tenant shall not:

     (a)  Keep animals or birds in the rooms.

     (b)  Use rooms as sleeping apartments.

     (c) Allow any sign, advertisement or notice to be fixed to the Building, inside or outside, without Landlord's consent. Signs or interior glass doors will be painted only by the person designated by Landlord, the cost of the painting to be paid by Landlord.

     (d) Make improper noises or disturbances or any kind; sing, play or operate any musical instrument, radio or television with consent of Landlord, or otherwise do anything to disturb other tenants or tend to injure the reputation of the Building.

     (e) Make or defile elevators, water-closets, toilet rooms, walls, windows, doors or any other part of the Building.

     (f) Place anything on the outside of the Building, including roof setbacks, window ledges or other projections; or drop anything from the windows, stairways, or parapets; or place trash or other matter in the halls, stairways, elevators or light wells of the Building.

     (g) The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

     (h) Fasten any article, drill holes, drive nails or screws into the walls, floors, woodwork or partitions; not shall the same be painted, papered or otherwise covered or in any way marked or broken without consent of Landlord.

     (i)  Operate any machinery other than small office equipment.

     (j)  Interfere with heating or cooling apparatus.

     (k)  Allow anyone but Landlord's employees or contractors to clean rooms.

     (l) Leave rooms without locking doors, stopping all office machines, and extinguishing all lights.

     (m)  Install any shades, blinds or awnings without consent of Landlord.

     (n)  Use any electric heating device without permission of Landlord.

     (o) Install call boxes, or any kind of wire in or on the Building without Landlord's permission and direction.

     (p) Manufacture any commodity, or prepare or dispense any foods or beverages, tobacco, drugs, flowers, or other commodities or articles without the written consent of Landlord.

     (q)  Secure duplicate keys for rooms or toilets, except from Landlord.

     (r)  Use desk chairs on carpeted areas without protective chair pads.

     (s) Please any lights in any portion of the Building beyond the safe carrying capacity of the structure.

     (t) Enter any mechanical or electrical areas, telephone closets, loading areas, roof or building storage areas without the written consent of Landlord.

     (u)  Place door mats in public corridors without consent of Landlord.

     (v)  Throw any debris or other trash out of windows.

PUBLICITY:

6. Tenant shall not use the name of the Building in any way in connection with his business except as the address thereof. Landlord shall also have the right to prohibit any advertising by Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices; and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

MOVEMENT OF EQUIPMENT:

7. Landlord reserves the right to designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from the Building or rooms, and to designate the location for temporary disposition of such items. In no event shall any of the foregoing items be taken from Tenant's space for the purpose of removing same from the Building without the express consent of both Landlord and Tenant.

REGULATION CHANGES:

8. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgement of Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants.

PUBLIC ENTRANCE:

9. Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in Landlord's judgement will be for the best interest of the Building and its tenants. Persons entering the Building after 6:00 PM on business days and at all times on weekends and holidays must sign the register maintained for that purpose.

KEYS:

10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished such tenant shall pay to Landlord the cost thereof.

TENANT REQUIREMENTS:

11. The requirements of tenants will be attended to only upon application at the office of the Building. Building's employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

SOLICITING:

12. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same. To the extent permitted by law, Tenant shall not (and take effective immediate action to stop its employees or invitees from doing so) distribute literature, flyers, handouts or pamphlets of all types in any of the common areas of the Building without the express prior written permission of the Landlord.

AIR CONDITIONING:

13. Whenever the air conditioning system is in operation, Tenant will keep and cause to be kept closed all the windows in the Leased Space and will lower and close the blinds when necessary because of the sun's position.

THEFT:

14. Tenant assumes full responsibility for protecting the Leased Space from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Leased Space locked and other means of entry to the Leased Space closed and secured.

ELECTRICITY:

15. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in Leased Space, taking into account the capacity of the electric wiring of the Building and the Leased Space and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

UNION ACTIVITY:

16. To the extent permitted by law, Tenant shall not permit, and take effective immediate legal action as necessary to stop picketing or other union activity involving its employees in or adjacent to the Building except in those locations, and subject to time and other limitations as Landlord may give prior written consent.

OCCUPATION RESTRICTIONS:

17. No Tenant shall occupy or permit any portion of the premises leased to him to be occupied for the possession, storage, manufacture or sale of liquor, narcotics, dope or tobacco in any form. No Tenant shall engage or pay any employees on the Leased Space, except those actually working for such Tenant on said Premises, nor advertise for laborers giving an address at said Premises.

                                   Exhibit "E"
                                   -----------

                            ESTOPPEL CERTIFICATE FORM
                            -------------------------


(Lender's Name):  M&T Bank



Dear Sir/ Madam:

          The undersigned, as Tenant under that certain lease (the "Lease") dated October 20th 2000, made with 455 Office Associates LP, as Landlord (the "Landlord"), does hereby agree and certify:

          1. That the copy of the Lease attached hereto as Exhibit "A" is a true and complete copy of the Lease, and there are no amendments, modifications or extension of or to the Lease except as set forth immediately below:

          2. That the term of the Lease commenced or began on October 20th, 2000, and the Lease is now in full force ad effect.

          3. That its Premises at the above location have been completed in accordance with the terms of the lease, that it had accepted possession of said Premises, that it now occupies the same and that Tenant is paying full lease rental.

          4. That it began paying rent on October 20th, 2000, and that, save only as may be required by the terms of the Lease, no rental has been paid in advance, nor has the undersigned deposited any sums with the Landlord as security except as set forth immediately below:

          5. That there exists no defenses or offsets to enforcement of the Lease by landlord and, so far as is known to the undersigned, the Landlord is not, as of the date hereof, in default in the performance of the Lease, nor has the Landlord committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

          The undersigned acknowledges that you are relying on the above representations of the undersigned in (advancing funds to refinance or purchase the Building in which the Building in which the Premises are located)/(purchasing the Building in which the Premises are located) and does hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.



LANDLORD:

455 OFFICE ASSOCIATES LP



By:
   --------------------------------------------------
Print Name:
           ------------------------------------------
Print Title:
            -----------------------------------------




TENANT:

WHIRLWIND MARKETING/Suite 200
a                                    corporation
  ----------------------------------



By:
   --------------------------------------------------
Print Name:
           ------------------------------------------
Print Title:
            -----------------------------------------

                                   EXHIBIT "F"

                        DISCLOSURE AND WAIVER RELATING TO
                CONFESSION OF JUDGMENT AND EXECUTION PROCEEDINGS

Tenant:           Whirlwind Marketing

Landlord:         455 Office Associates, LP

Premises:         5335 Rentable Square Feet known as Suite Number 200,
                  455 Pennsylvania Avenue, Ft. Washington, Montgomery County,
                  Pennsylvania

Lease: Lease dated October 20th, 2000 between Landlord and Tenant for the Premises

--------------------------------------------------------------------------------

Tenant is executing the above referenced Lease on the date set forth below.

A. TENANT ACKNOWLEDGES AND UNDERSTANDS THAT THE LEASE CONTAINS PROVISIONS UNDER WHICH LANDLORD MAY ENTER JUDGMENT BY CONFESSION AGAINST THE TENANT. BEING FULLY AWARE OF TENANT'S RIGHT TO PRIOR NOTICE AND A HEARING IN CONNECTION WITH THE JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST THE TENANT BY LANDLORD THEREUNDER BEFORE JUDGMENT IS ENTERED, THE TENANT HEREBY VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ALL SUCH RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LANLDORD'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B. THE TENANT ALSO ACKNOWLEDGES AND UNDERSTANDS THAT THE LEASE AND APPLICABLE PENNSYLVANIA LAWS PERMIT AND AUTHORIZE THE LANDLORD, AFTER ENTRY OF JUDGMENT BY CONFESSION AND WITHOUT EITHER NOTICE OR A HEARING, TO FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE AND SELL PROPERTY OF THE TENANT IN FULL OR PARTIAL SATISFACTION OF THE JUDGMENT. BEING FULLY AWARE OF TENANT'S DUE PROCESS RIGHTS TO PREDEPRIVATION NOTICE AND AN OPPORTUNITY FOR A HEARING, THE TENANT HEREBY (1) VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ALL PRE-DEPRIVATION NOTICE AND HEARING RIGHTS RELATIVE TO ANY PROCEEDINGS BY LANDLORD TO EXECUTE ON ANY JUDGMENT ENTERED BY CONFESSION UNDER THE LEASE AND
(2) EXPRESSLY AGREES AND CONSENTS TO LANDLORD'S TAKING ALL SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT SUCH PRE-DEPRIVATION NOTICE TO THE TENANT AND WITHOUT AN OPPORTNITY FOR A HEARING.

C. THE TENANT HEREBY REPRESENTS, WARRANTS AND CERTIFIES TO LANDLORD THAT: (1) TENANT IS REPRESENTED BY COUNSEL OR HAD THE ABILITY TO HAVE COUNSEL PRESENT AND AGREES TO AND UNDERSTANDS THE ABOVE TERMS EXPLICITLY; (2) TENANT'S ANNUAL INCOME EXCEEDS $10,000; AND (3) TENANT HAS RECEIVED A COPY OF THIS DICLOSURE AND WAIVER AT THE TIME OF EXECUTION.

                                     TENANT:

                                     Whirlwind Marketing

                                     BY:
                                        ----------------------------------------
                                     ITS:
                                        ----------------------------------------

Date of Execution:  October 20th 2000